Going Concern and Management Plans	12 Months Ended
Dec. 31, 2015
Going Concern and Management Plans [Abstract]
GOING CONCERN AND MANAGEMENT PLANS

NOTE 2 - GOING CONCERN AND MANAGEMENT PLANS

The Company is an emerging growth entity and incurred net losses of $13,076,854 during the year ended December 31, 2015. As of December 31, 2015 the Company had working capital of $508,119 and stockholders’ equity of $881,333. In order to execute the Company's long-term strategic plan to develop and commercialize its core products and fulfill its product development commitments, the Company will need to raise additional funds, through public or private equity offerings, debt financings, or other means. The Company can give no assurance that the cash raised subsequent to December 31, 2015 or any additional funds raised will be sufficient to execute its business plan. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company can give no assurance that additional funds will be available on reasonable terms, or available at all, or that it will generate sufficient revenue to alleviate these conditions.

The Company’s ability to execute its business plan is dependent upon its ability to raise additional equity, secure debt financing, and/or generate revenue. Should the Company not be successful in obtaining the necessary financing, or generate sufficient revenue to fund its operations, the Company would need to curtail certain of its operational activities. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.